UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 30, 2007 Date of Report (Date of earliest event reported)

NYSE Euronext, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-137506	20-5110848
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

11 Wall Street
New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 656-3000 Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On March 30, 2007, the Autorité des Marchés Financiers (the “AMF”) published the final results of the exchange offer by NYSE Euronext, Inc. (“NYSE Euronext”), through its indirect wholly-owned subsidiary NYSE Euronext (Holding) N.V., for all outstanding shares of Euronext. According to the AMF, 91.42 % of the outstanding capital and 92.20 % of the voting rights of Euronext were tendered in the initial offer period of the exchange offer. Also on March 30, 2007, the AMF announced the opening of the subsequent offer period with respect to the exchange offer, which subsequent offering period commenced on April 2, 2007 and will end at midnight Paris time on April 17, 2007.

     The terms of this subsequent offer period will be identical to those of the initial offer period. The standard offer consideration that Euronext shareholders will receive for each Euronext share that they tender in the subsequent offer period of the exchange offer is €21.32 in cash and 0.98 of a share of NYSE Euronext common stock. In lieu of receiving this standard consideration, Euronext shareholders have the right to elect to receive for each of their tendered Euronext shares:

•	1.2633 shares of NYSE Euronext common stock (which is referred to as the stock election); or

•	€95.07 in cash, without interest (which is referred to as the cash election).

     The stock election and cash election are subject to proration and allocation to ensure that the total amount of cash paid, and the total number of shares of NYSE Euronext common stock issued, during the subsequent offering period will equal the total amount of cash and number of shares that would be paid and issued if all tendering Euronext shareholders in the subsequent offering period received the standard offer consideration.

     Euronext shareholders are urged to read the offering materials filed by NYSE Euronext and Euronext, which contain important information about the exchange offer.

     The French offering materials, which include the NYSE Euronext French offer document (note d’information) registered with the AMF (under No.07-018 on January 18, 2007), the Euronext response document (note en réponse) registered with the AMF (under No.07-019 on January 18, 2007), the NYSE Euronext Registration Document (document de base) registered with the AMF under No.I.06-184 on November 30, 2006), the update of the information relating to the characteristics, particularly the legal, financial and accounting characteristics of NYSE Euronext contained in the Registration Document (which also includes legal, financial and accounting information with respect to NYSE Euronext (Holding) N.V.), and the update of the information relating to the characteristics, particularly the legal, financial and accounting characteristics of Euronext contained in section 28 of the Registration Document (both updates having been filed with the AMF on February 15, 2007), are available for consultation on the website of the AMF (www.amf-france.org) and on the website of Euronext (www.euronext.com).

     The U.S. offering materials, which include NYSE Euronext’s registration statement on Form S-4 (Registration No. 333-137506) and a related prospectus dated February 15, 2007 have been filed with the U.S. Securities and Exchange Commission (the “SEC”) are available on the SEC’s website at www.sec.gov and on www.nyse.com. U.S. holders of Euronext shares should read the prospectus as opposed to the French offering materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE EURONEXT, INC.

Dated: April 2, 2007	By:	/s/ Rachel F. Robbins

		Name:	Rachel F. Robbins
		Title:	Secretary

Cautionary Note Regarding Forward-Looking Statements

     Information set forth in this document contains forward-looking statements, which involve a number of risks and uncertainties. NYSE Group, Inc. (“NYSE Group”), Euronext N.V. (“Euronext”) and NYSE Euronext, Inc. (“NYSE Euronext”) caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving NYSE Group and Euronext, including estimated revenue and cost synergies, NYSE Euronext’s plans, objectives, expectations and intentions and other statements that are not historical facts. Additional risks and factors are identified in NYSE Group’s and NYSE Euronext’s filings with the U.S. Securities Exchange Commission (the “SEC”), including NYSE Group’s Report on Form 10-K for the fiscal year ending December 31, 2005 which are available on NYSE Group’s website at www.nyse.com and on the SEC’s website at www.sec.gov, in Euronext’s filings with the Autoriteit Financiële Markten (Authority for the Financial Markets) in The Netherlands, including its annual report and registration document for 2005, which is available on Euronext’s website at www.euronext.com and in the offering materials filed by NYSE Euronext and Euronext with the AMF, which are available on the AMF website at www.amf-france.org. The parties undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Pending Transaction

     In connection with the pending business combination transaction between NYSE Group and Euronext, a newly formed holding company, NYSE Euronext, has filed a registration statement (“document de base”) with the Autorité des Marchés Financiers (AMF) in France, registered on 30 November, 2006 under number I.06-184, for the purpose of listing its shares on Eurolist by Euronext. NYSE Euronext’s registration statement is available on the websites of the AMF (www.amf-france.org) and Euronext (www.euronext.com) and may be obtained free of charge from Euronext. In addition, in connection with NYSE Euronext’s exchange offer for Euronext shares, NYSE Euronext has filed an offer document (“note d'information”) and Euronext has filed a response document (“note en réponse”) with the AMF in France.

     On January 18, 2007, the AMF cleared the exchange offer and issued visa no. 07-018 on NYSE Euronext’s document and visa no 07-019 on Euronext’s document. On February 14, 2007 NYSE Euronext also filed with the AMF an update on the legal, financial and accounting information concerning NYSE Euronext, which also contains legal, financial and accounting information concerning NYSE Euronext (Holding). On the same date, Euronext filed with the AMF an update on the legal, financial and accounting information concerning Euronext. These offering materials are available on the website of the AMF (www.amf-france.org). The NYSE Euronext exchange offer documents may also be obtained free of charge from the presenting banks, namely Citigroup Global Markets Limited, Société Générale and JPMorgan and Euronext exchange offer documents are available on the website of Euronext (www.euronext.com) and may be obtained free of charge from Euronext.

EURONEXT SHAREHOLDERS ARE URGED TO READ THE OFFERING MATERIALS FILED BY NYSE EURONEXT AND EURONEXT WITH THE AMF BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE OFFER.

     NYSE Euronext has filed with the SEC a Registration Statement on Form S-4 (File No. 333-137506) (the “Form S-4”) that includes a form of proxy statement of NYSE Group, shareholder circular of Euronext, and exchange offer prospectus, each of which constitutes a prospectus of NYSE Euronext. The SEC declared the Form S-4 effective on November 27, 2006. NYSE Euronext and NYSE Group have filed other publicly available relevant documents concerning the proposed transaction with the SEC.

     On February 16, 2007, NYSE Euronext filed a definitive exchange offer prospectus, dated February 15, 2007 (the “exchange offer prospectus”), meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. No offering of securities in the United States shall be made except by means of such prospectus.

U.S. HOLDERS OF EURONEXT SHARES ARE URGED TO READ THE EXCHANGE OFFER PROSPECTUS BECAUSE THIS DOCUMENT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED EXCHANGE OFFER.

     U.S. Holders of Euronext shares may obtain a free copy of the Form S-4, the exchange offer prospectus and other related documents filed by NYSE Group and NYSE Euronext with the SEC at the SEC's Web site at www.sec.gov.

     This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.